Exhibit (i)(2)

                                Bingham Dana LLP
                               150 Federal Street
                          Boston, Massachusetts 02110



                               CONSENT OF COUNSEL


We consent to the incorporation by reference in this PostEffective Amendment No. 5 to the Registration Statement of The Diversified Investors Strategic Allocation Funds on Form N1A (File Nos, 33300295 and 81107495) of our legal opinion dated April 25, 1996. We have not, however, attempted to update that opinion, which speaks only as of its original date.

                                                   Bingham Dana LLP




April 29, 1999